CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 23/ Amendment No. 66 to Registration Statement No. 333-148426/ 811-08260 on Form N-4 of our report dated February 25, 2019, relating to the financial statements of each of the Subaccounts comprising CMFG Variable Annuity Account, appearing in the Statement of Additional Information, which is part of such Registration Statement.

We also consent to the reference to us under the heading “Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

April 18, 2019

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 23/ Amendment No. 66 to Registration Statement No. 333-148426/ 811-08260 on Form N-4 of our report dated March 4, 2019, relating to the consolidated statutory basis financial statements of CMFG Life Insurance Company and Subsidiary (which report expresses an unqualified opinion on such financial statements and includes an explanatory paragraph that indicates that such financial statements were prepared using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“statutory basis”), which is a basis of accounting other than accounting principles generally accepted in the United States of America; and which expresses an adverse opinion that the statutory-basis financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America as the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material), appearing in the Statement of Additional Information, which is part of such Registration Statement.

We also consent to the reference to us under the heading “Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

April 18, 2019